赛诺国际有限公司
SHINER INTERNATIONAL, INC.

Shiner International, Inc.
Rodman & Renshaw Global Investment Conference
September, 2009
New York City

For a Safer Tomorrow



SAFE HARBOR STATEMENT

For a Safer Tomorrow

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward looking information contained in this presentation.



CHINA=BIG OPPORTUNITIES

For a Safer Tomorrow

- **Big population:** 1.4 billion people, 300 million middle class today and will grow to 500 million in 10 years
- **Big development:** in the next 20 years, 100 cities will be built
- **Big economy:** GDP about $5 trillion today and likely continue to grows 8%/year in the next 10 years
- **Big consumption:** about $1.6 trillion today and grow 25%/year
- **Big changes in lifestyle:** in 2008 China surpassed US to be 2nd biggest consumption country for luxury goods.
- **Big international investments:** Warren Buffett , Fortune 500
- **Big concerns:** food safety, counterfeiting, environment protection



Date source: National Bureau of Statistics of China



COMPANY OVERVIEW

For a Safer Tomorrow

- Specialize in two promising business sectors-food safe packaging & anti-counterfeit packaging
- Shiner is:
  - The largest coated film manufacturer in Asia
  - The sole anti-counterfeit film producer in Asia
  - The sole one-stop packaging solution provider in Asia
  - The national industry code writer that sets the bar of market entrance
- 20 year history and track record in film packaging material industry
- 14 patents, 8 patents pending domestically
- World class product quality, U.S. FDA and EEC approved products for export
- Two manufacturing bases in China with a total of 550 employees
- Global customers over 20 countries





California Proposition 65 FDA EEC SGS

SHINER INTERNATIONAL, INC.



MAIN BUSINESS-FOOD SAFE PACKAGING

For a Safer Tomorrow

- WHAT MATTERS?



NO!

SAFE?

YES!



Vapor, oxygen

Common film

No barriers



Vapor, oxygen

Coated film

High barriers



BARRIERS MATTERS!!

SHINER INTERNATIONAL, INC.



FOOD SAFE PACKAGING (cont')

For a Safer Tomorrow

- Market size of coated film
  - World wide >200,000 tons annually while China now <10,000 tons
  - China will reach 50,000 tons/year in 5 years *
- Opportunities for Shiner
  - New Food Safety Law implemented by China government in 2009
  - Little competition, Shiner retains 60% of the market share, raise bar for new comers via code setup
  - Unique one-stop packaging model to expand and secure global markets

Existing Clients

Target Clients

**Source: China Packaging Technology Associations*



ANTI-COUNTERFEITING PACKAGING

For a Safer Tomorrow





- Why this product?
  - Easy to apply and identify
  - Exclusivity guaranteed-patented technologies cover materials & process
  - Cost efficiency-more than 50% cost saving than label competition
- Applications: tobacco, DVD/CD, software, cosmetics and others
- Anti-counterfeiting market in China today: $1.0 billion each year*
- Clients:

Furongwang 芙蓉王

白沙集团 Baisha

vinataba

SONY



Source: China Anti-counterfeiting Technology Associations



CURRENT STATUS

For a Safer Tomorrow

- Transitional period: 4th Qtr 2009
  - Weak overall market demand globally since 4th Qtr 2008
  - Food industry is still recovering from crisis and is poised for a steady return
  - Strategic service model change might continue to impact revenue in short term
- Shiner's active initiatives
  - Optimize internal process to reduce cost and streamline efficiency
  - More Marketing programs being deployed starting in 1 Qtr 2009
  - Start the build of the "state of the art" facility in Hainan and complete the upgrade of existing factories in Zhuhai
  - Constant internal educational programs, driving vision and superior products




食品容器、包装材料和添加剂

SHINER INTERNATIONAL, INC.



CURRENT STATUS (cont')

For a Safer Tomorrow

Zhuhai Facilities Completed

Gross Floor Area: 300,000 square feet

Capacities: expect to achieve approx. $40 million if in full operation



CURRENT STATUS (cont')

For a Safer Tomorrow

New Factory in Hainan

- Construction completion within 2009
- Gross Floor Area: 500, 000 sq. feet





BUSINESS GOALS IN 5 YEARS

For a Safer Tomorrow

- Food Safe Packaging
  - Coated film global market share >10%, or 25,000 tons/year (exclude China), or annual sale >USD 100 million
  - Help grow China market >30,000 tons/year, keep at least 50% market share and annual sale >USD 50 million
  - Open a minimal of one more new facility in northern China
- Anti-counterfeiting Packaging
  - Achieve annual sales of more than $50 million through global marketing campaigns
  - Marketing initiatives implemented beyond China-Asia, US ect.
  - Develop more than 5 categories of matured products for demands and future needs.
  - Directly assist and reducing economy losses in China from counterfeiting by more than 10%.



GROWTH DRIVERS

For a Safer Tomorrow

- Global counterfeiting goods on the rise: piracy and counterfeiting cost manufacturers approximately $512 billion* a year
- Rising consumer incomes globally have shown the needs and requirements for better packaging materials
- Food safety concerns lead to greater demand for quality coated film which extends shelf life for additional one year
- Manufacturers of food, pharmaceutical and consumer products use advanced film to preserve texture, flavor and hygiene of their products
- In China:
  - New Food Safety law greatly improve the regulation environment
  - Domestically in China rising consumer classes and incomes drive higher consumer demand for convenience and attractive packaging
  - Consistent and increasing concerns about product tampering for all markets

* *Berkeley Technology Law Journal, 2006*

5 YEARS FINANCIAL OUTLOOK

For a Safer Tomorrow

in USD million	2008(A)	2009(E)	2010(E)	2011(E)	2012(E)	2013(E)
Revenue						
Food Safe Packaging	23	18	32	51.4	75	125
Growth in %			*78%*	*61%*	*46%*	*67%*
Anti-counterfeit Packaging	28.6	16	21	31	45	55
Growth in %			*31%*	*48%*	*45%*	*22%*
Total	**51.6**	**34**	**53**	**82.4**	**120**	**180**
Growth in %			*56%*	*55%*	*46%*	*50%*
Gross Profit	**9.6**	**4.8**	**8.2**	**15.3**	**23.2**	**37.2**
GPM in %	18.6%	14.1%	15.5%	18.6%	19.3%	20.7%
Net Income	**4.9**	**0.1**	**4.0**	**7.1**	**12**	**20.5**
Growth in %			*3,900%*	*78%*	*69%*	*71%*

- 2009 transitional period-internally and externally
- Profitability will gradually move up as a result of the one-stop packaging service model directly to end customers
- Future increased revenue and income is driven by domestic and international initiatives.

SHINER INTERNATIONAL, INC.

CAPACITIES EXPANSION PLAN

For a Safer Tomorrow



Revenue in USD Million
210
180
150
120
90
60
30
0
Food Safe Packaging
Anti-counterfeit Packaging
2008(A)
2009(E)
2010(E)
2011(E)
2012(E)
2013(E)

- Between 2010 and 2011, both sectors' capacities will be double, i.e. 30,000 tons/year for Food Safe Packaging from current 15,000 tons/year and 20,000 tons/year for Anti-counterfeiting Packaging from current 10,000 tons/year.
- Between 2012 and 2013, the capacities of Food Safe Packaging will be increased to 50,000 tons/year from 30,000 tons/year.

PEOPLE

For a Safer Tomorrow

- Board



Yuet Ying



Jian Fu



Arnold Staloff



Marshall Cogan



Brain Cunat

PEOPLE (cont')

For a Safer Tomorrow

- Management



Jian Fu
CEO



Qingtao Xing
President



Xuezhu Xu
CFO



Mingbiao Li
COO



Wenbo Xie
CTO



Feng Zou
Corporate Secretary

SHINER INTERNATIONAL, INC.



INVESTMENT HIGHLIGHTS

For a Safer Tomorrow

- The leader in the industry with 60% market share in China
- Solid business proven over 20 years with future growth opportunities globally
- The right business in the right place with perfect timing
  - The products proven and aimed to solve the problems of food safety and counterfeiting
  - Both China and global market potentials are enormous
  - China Central Government set high standards in regulation environments
- Proven technologies as well as quality delivery processes and management controls
- Management are founders with vested common interest along with its shareholders
- Strong balance sheet, healthy capital structure







Thank You!